Exhibit 10.1

EXECUTION VERSION

Confidential Treatment Requested

Certain material (indicated by asterisks) has been omitted from this document and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT dated as of November 30, 2012 (this “Agreement”), to the Credit Agreement dated as of October 6, 2005, as amended and restated as of November 17, 2010, as further amended and restated as of May 16, 2011 (as amended through the date hereof, the “Second Restated Credit Agreement”), among THE NEIMAN MARCUS GROUP, INC., a Delaware corporation (the “Borrower”), NEIMAN MARCUS, INC., a Delaware corporation (“Holdings”), each subsidiary of the Borrower from time to time party hereto, the lenders party thereto (the “Existing Lenders”) and CREDIT SUISSE AG, as administrative agent and collateral agent (in such capacities, the “Agent”).

WHEREAS, pursuant to the Second Restated Credit Agreement, the Existing Lenders have extended credit to the Borrower;

WHEREAS, the Borrower has requested that (a) the Persons set forth on Schedule I hereto (the “Incremental Lenders”) make incremental loans on the Agreement Effective Date (as defined below) in an aggregate principal amount of $500,000,000 and (b) the Second Restated Credit Agreement be amended to, among other things, permit the Borrower to use the proceeds of such incremental loans, together with cash on hand of the Borrower, to purchase or otherwise redeem, pursuant to a tender offer therefor or otherwise, all outstanding Senior Subordinated Notes, and to pay fees and expenses incurred in connection with such purchase or redemption and this Agreement; and

WHEREAS, the Incremental Lenders are willing to make such incremental loans to the Borrower, and the Lenders are willing to so amend the Second Restated Credit Agreement, in each case on the terms and subject to the conditions set forth herein and in the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Defined Terms.  (a)  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Second Restated Credit Agreement.  The provisions of Section 1.03 of the Second Restated Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

(b)  As used in this Agreement, the following terms have the meanings specified below:

“Incremental Loan Commitment” means, with respect to each Incremental Lender, the obligation of such Incremental Lender to make an Incremental Loan to the Borrower hereunder on the Agreement Effective Date in a principal amount not to exceed the amount set forth under the heading “Incremental Loan Commitment” with respect to such Incremental Lender on Schedule I hereto.  The aggregate amount of the Incremental

Loan Commitments of all Incremental Lenders as of the Agreement Effective Date is $500,000,000.

SECTION 2.  Incremental Loans.  (a)  Subject to the terms and conditions and in reliance upon the representations and warranties set forth herein, each Incremental Lender hereby agrees (severally and not jointly) to make an Incremental Loan to the Borrower on the Agreement Effective Date in an aggregate principal amount equal to its Incremental Loan Commitment (each, an “Incremental Loan” and collectively, the “Incremental Loans”).  Amounts borrowed under this Section 2 and repaid or prepaid may not be reborrowed.

(b)  Unless the context shall otherwise require, the Incremental Lenders shall constitute “Lenders” and the Incremental Loans shall constitute “Loans”, in each case for all purposes of the Second Restated Credit Agreement and the other Loan Documents.

(c)  The proceeds of the Incremental Loans shall be used by the Borrower solely to (i) redeem or repurchase, pursuant to a tender offer therefor or otherwise, all of its outstanding Senior Subordinated Notes and (ii) pay fees and expenses incurred in connection with such redemption or repurchase and this Agreement.

(d)  Unless previously terminated, the Incremental Loan Commitments shall terminate upon the earlier to occur of (i) the making of the Incremental Loans on the Agreement Effective Date and (ii) 5:00 p.m., New York City time, on November 30, 2012.

SECTION 3.  Amendments to Credit Agreement. (a)  Section 1.01 of the Second Restated Credit Agreement is hereby amended by inserting the following new definition in proper alphabetical order therein:

“First Amendment Effective Date” means the “Agreement Effective Date”, as defined in the Amendment No. 1 and Incremental Loan Assumption Agreement to this Agreement, dated as of November 30, 2012.

(b)  Section 2.23(c) of the Second Restated Credit Agreement is hereby amended by (i) inserting the words “(it being understood that, for purposes of the making of such representations and warranties, any disclosure schedules or other information provided to the Agent in accordance with the terms of the Loan Documents, including, without limitation, any Incremental Loan Assumption Agreement, on or before the date of such effectiveness shall be deemed as of such date to update the disclosure schedules in this Agreement or in the applicable other Loan Document)” at the end of clause (i)(A) thereof and (ii) replacing the words “Consolidated Senior Secured Leverage Ratio” in clause (i)(C) thereof with the words “Consolidated Secured Debt Ratio”.

(c)  Article III of the Second Restated Credit Agreement is hereby amended by deleting Section 3.20.

(d)  Section 6.04(b) of the Second Restated Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (xv) thereof, (ii) inserting the word

“and” immediately following the semicolon at the end of clause (xvi) thereof, (iii) replacing “(xvi)” in the proviso at the end thereof with “(xvii)”, and (iv) adding the following new clause (xvii) immediately following clause (xvi) thereof:

“(xvii) the repurchase or redemption, within 35 days following the First Amendment Effective Date, pursuant to a tender offer therefor or otherwise, of all of the Senior Subordinated Notes;”

SECTION 4.  Other Agreements.  (a)  The parties hereto hereby agree that this Agreement shall constitute the notice with respect to the Incremental Loan Commitments required pursuant to Section 2.23(a) of the Second Restated Credit Agreement, and the Agent hereby waives compliance with the requirements with respect to the date on which such notice was required to be delivered pursuant thereto.

(b)  The Lenders party hereto, being the Required Lenders, hereby waive compliance by the Borrower with the condition set forth in Section 2.23(c)(i)(C) of the Second Restated Credit Agreement solely with respect to the effectiveness of the Incremental Loan Commitments and the making of the Incremental Loans pursuant thereto on the Agreement Effective Date.

SECTION 5.  Representations and Warranties.  To induce the other parties hereto to enter into this Agreement, each Loan Party represents and warrants to each of the Existing Lenders, the Incremental Lenders and the Agent that: (a) this Agreement (i) has been duly authorized by all necessary corporate, limited liability company and, if required, stockholder action of such Loan Party, (ii) has been duly executed and delivered by such Loan Party and (iii) constitutes a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity and (b) after giving effect to this Agreement (i) the representations and warranties set forth in Article III of the Second Restated Credit Agreement and each other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date (it being understood that, for purposes of the making of such representations and warranties, (x) the information provided in the Perfection Certificate of the Borrower dated as of May 16, 2011, (y) the disclosure schedules provided in Schedule II hereto and (z) any other information provided to the Agent in accordance with the terms of the Loan Documents on or prior to the date hereof, in each case, shall be deemed as of the date hereof to update the disclosure schedules in the applicable Loan Document); provided that for all purposes of this Agreement, with respect to the representations and warranties set forth in Section 3.11 of the Second Restated Credit Agreement, each reference therein to (A) “Restatement Transactions” shall be deemed to mean the transactions contemplated by this Agreement, (B) “Information Memorandum” shall be deemed to mean the information memorandum or any other presentation prepared in connection with the transactions contemplated by this Agreement and (C) “Second Restatement Effective Date” shall be deemed to mean the Agreement Effective Date; and (ii) no Default or Event of Default has occurred and is continuing.

SECTION 6.  Effectiveness.  This Agreement shall become effective as of the date (the “Agreement Effective Date”) on which each of the following conditions shall have been satisfied:

(a)  the Agent (or its counsel) shall have received counterparts of this Agreement that, when taken together, bear the signatures of (i) Holdings, (ii) the Borrower, (iii) each other Loan Guarantor, (iv) the Required Lenders and (v) each Incremental Lender;

(b)  the Agent shall have received such documents and certificates as the Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party and the authorization of this Agreement and restatement of the Second Restated Credit Agreement and the other transactions contemplated hereby, all in form and substance reasonably satisfactory to the Agent;

(c)  the Agent shall have received a legal opinion of (i) Cleary Gottlieb Steen & Hamilton LLP, counsel to the Loan Parties, (ii) Young Conaway Stargatt & Taylor, LLP, counsel to the Borrower, Holdings, BergdorfGoodman.com, LLC and NM Financial Services, Inc. and (iii) K&L Gates LLP, counsel to NM Nevada Trust and NMGP, LLC, in each case, addressed to the Lenders and the Agent under the Second Restated Credit Agreement, dated the Agreement Effective Date, and in form and substance reasonably satisfactory to the Agent, and the Loan Parties hereby request each such counsel to deliver such opinion;

(d)  after giving effect to this Agreement (including the proviso in Section 5 above), (i) the representations and warranties of Holdings, the Borrower and the Loan Guarantors set forth in Article III of the Second Restated Credit Agreement and each other Loan Document shall be true and correct in all material respects as of the Agreement Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date and (ii) no Default or Event of Default shall have occurred and be continuing, and the Agent shall have received a certificate dated the Agreement Effective Date and signed by the chief financial officer of the Borrower certifying as to the foregoing;

(e)  the Agent, the arrangers of this Agreement and the Lenders, as applicable, shall have received payment of all fees and other amounts due and payable on or prior to the Agreement Effective Date and, to the extent invoiced at least two Business Days prior to the Agreement Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket costs and expenses required to be reimbursed or paid by the Borrower hereunder or any other Loan Document;

(f)  the Agent shall have received a customary certificate from the chief financial officer of the Borrower certifying that Holdings and its Subsidiaries, on a consolidated basis after giving effect to this Agreement, are solvent (within the meaning of Section 3.13 of the Second Restated Credit Agreement);

(g)  the Senior Secured Asset-Based Revolving Credit Agreement shall have been amended to permit the making of the Incremental Loans (constituting “Term Loan Pari Passu Lien Obligations” thereunder) and (to the extent required) the other transactions contemplated hereby, and the Agent shall have received satisfactory evidence as to the effectiveness of such amendment;

(h)  the Incremental Lenders shall have received, to the extent reasonably requested at least three Business Days in advance of the Agreement Effective Date, all documentation and other information with respect to the Borrower and the other Loan Parties under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act;

(i)  the Agent shall have received a Borrowing Request with respect to the Incremental Loans setting forth the information specified in Section 2.03 of the Second Restated Credit Agreement.

The Agent shall notify the Borrower and the Lenders of the Agreement Effective Date, and such notice shall be conclusive and binding.

SECTION 7.  Additional Agreements.  Within 120 days after the Agreement Effective Date (or by such later date as the Agent may permit in its sole discretion), the Agent shall have received, with respect to each Mortgaged Property, (i) such duly executed amendments and other modifications to the Mortgage thereon as shall have been reasonably requested by the Agent and (ii) (x) a date-down or similar endorsement of its mortgagee’s title policy where available, (y) if no date-down or similar endorsement of its mortgagee’s title policy is available, a mortgage modification endorsement of its mortgagee’s title policy where available ((x) and (y), collectively, “Title Endorsements”) and (z) if no Title Endorsement is available with respect to any mortgagee’s title policy, a lien search to be performed after recordation of any Mortgage amendment or modification required under clause (i) hereof; provided that the Borrower shall be required to remove any encumbrance or lien on its title identified in any lien search not otherwise permitted under the Second Restated Credit Agreement.  For the avoidance of doubt, the Borrower shall not be required to (i) engage any local counsel for any of the requirements set forth herein, (ii) engage any appraisal firm or obtain any appraisals with respect to any Mortgaged Properties or (iii) obtain any Title Endorsements in amounts or values other than as currently existing on any of the Mortgaged Properties.

SECTION 8.  Reaffirmation of Guaranty and Security.  Each of the Borrower and each other Loan Party, by its signature below, hereby (a) agrees that, notwithstanding the effectiveness of this Agreement, the Collateral Documents continue to be in full force and effect and (b) affirms and confirms its guarantee of the Obligations (in the case of each Loan Party other than the Borrower) and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Collateral Documents to secure such Obligations, all as provided in the Collateral Documents as originally executed, and acknowledges and agrees that such guarantee, pledge and grant continue in full force and effect in respect of, and to secure, such Obligations under the Second Restated Credit Agreement and the other Loan Documents.

SECTION 9.  Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by telecopy or other electronic image scan transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. The Agent may also require that any such documents and signatures delivered by telecopy or other electronic image scan transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopy or other electronic image scan transmission.

SECTION 10.  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 11.  Jurisdiction.  ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, HOLDINGS, EACH OTHER LOAN GUARANTOR, THE AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS.  THE BORROWER, HOLDINGS, EACH OTHER LOAN GUARANTOR, THE AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO.

SECTION 12.  Headings.  The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 13.  Effect of this Agreement.  Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Second Restated Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Second Restated Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Second Restated Credit Agreement or any other Loan Document in similar or different circumstances.  This Agreement shall apply and be effective only with respect to the provisions of the Second Restated Credit Agreement specifically referred to herein.  After the Agreement Effective Date, any reference to the Second Restated Credit Agreement shall mean the Second Restated Credit Agreement as modified hereby.  This Agreement shall constitute a Loan Document and an Incremental Loan Assumption Agreement for all purposes of the Second Restated Credit Agreement and the other Loan Documents.  Each Loan Guarantor further agrees that nothing in the Second Restated Credit Agreement, this Agreement or any other Loan Document shall be deemed to require the consent of such Loan Guarantor to any future amendment to the Second Restated Credit Agreement.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the date and year first above written.

THE NEIMAN MARCUS GROUP, INC.

By:	/s/ Kim Yee
	Name:	Kim Yee
	Title:	Vice President, Assistant
General Counsel, Transactions
& Compliance

NEIMAN MARCUS, INC.

By:	/s/ Kim Yee
	Name:	Kim Yee
	Title:	Vice President, Assistant General
Counsel, Transactions &
Compliance

NM FINANCIAL SERVICES, INC. NM NEVADA TRUST BERGDORFGOODMAN.COM, LLC BERGDORF GOODMAN, INC. NMGP, LLC

By:	/s/ Kim Yee
	Name:	Kim Yee
	Title:	Vice President

[Amendment No. 1 and Incremental Loan Assumption Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Agent,

By	/s/ Robert Hetu
	Name:	Robert Hetu
	Title:	Managing Director

By:	/s/ Rahul Parmar
	Name:	Rahul Parmar
	Title:	Associate

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Incremental Lender,

By	/s/ Robert Hetu
	Name:	Robert Hetu
	Title:	Managing Director

By:	/s/ Rahul Parmar
	Name:	Rahul Parmar
	Title:	Associate

SIGNATURE PAGE TO
AMENDMENT NO. I AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender: ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD.

BY:	ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT, L.P., ITS MANAGER

BY:	ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT GP, LLC, AS GENERAL PARTNER

By	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ARES ENHANCED CREDIT OPPORTUNITIES FUND II, LTD.

BY:	ARES ENHANCED CREDIT OPPORTUNITIES INVESTMENT MANAGEMENT II, LLC, ITS MANAGER

By	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender: ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.

BY:	ARES ENHANCED LOAN MANAGEMENT IR, L.P., AS PORTFOLIO MANAGER

BY:	ARES ENHANCED LOAN IR GP, LLC, ITS GENERAL PARTNER

By	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	FUTURE FUND BOARD OF GUARDIANS

BY:	ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV, L.P., ITS INVESTMENT MANAGER (ON BEHALF OF THE ELIS IV SUB ACCOUNT)

BY:	ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV GP, LLC, ITS GENERAL PARTNER

By	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	WELLPOINT, INC.

BY:	ARES WLP MANAGEMENT, L.P., ITS INVESTMENT MANAGER

BY:	ARES WLP MANAGEMENT GP, LLC, ITS GENERAL PARTNER

By	/s/ John Eanes
Name:	John Eanes
Title	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ARES INSTITUTIONAL LOAN FUND B.V.

BY:	ARES MANAGEMENT LIMITED, AS MANAGER

By	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD.

BY	ARES ENHANCED LOAN MANAGEMENT II, L.P., ITS PORTFOLIO MANAGER

BY:	ARES ENHANCED LOAN II GP, LLC, ITS GENERAL PARTNER

By	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ARES ENHANCED LOAN INVESTMENT STRATEGY III, LTD.

BY:	ARES ENHANCED LOAN MANAGEMENT III, L.P., ITS PORTFOLIO MANAGER

BY:	ARES ENHANCED LOAN III GP, LLC, ITS GENERAL PARTNER

By	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ARES IIIR/IVR CLO LTD.

BY:	ARES CLO MANAGEMENT IIIR/IVR, L.P., ITS ASSET MANAGER

BY:	ARES CLO GP IIIR/IVR, LLC, ITS GENERAL PARTNER

By	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ARES SPC HOLDINGS, L.P.

BY:	ARES SPC HOLDINGS GP LLC, GENERAL PARTNER

By	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ARES XI CLO LTD.

By:	ARES CLO MANAGEMENT XI, L.P., ITS ASSET MANAGER

By:	ARES CLO GP XI, LLC, ITS GENERAL PARTNER

By	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ARES XII CLO LTD.

BY:	ARES CLO MANAGEMENT XII, L.P., ITS ASSET MANAGER

BY:	ARES CLO GP XII, LLC, ITS GENERAL PARTNER

By	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ARES SENIOR LOAN TRUST

BY:	ARES SENIOR LOAN TRUST MANAGEMENT, L.P., ITS INVESTMENT MANAGER

BY:	ARES SENIOR LOAN TRUST MANAGEMENT, LLC, ITS GENERAL PARTNER

By	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender: ARES XVI CLO LTD.

BY:	ARES CLO MANAGEMENT XVI, L.P., ITS ASSET MANAGER

BY:	ARES CLO GP XVI, LLC, ITS GENERAL PARTNER

By	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ARES XXI CLO LTD.

BY:	ARES CLO MANAGEMENT XXI, L.P., ITS INVESTMENT MANAGER

BY:	ARES CLO GP XXI, LLC, ITS GENERAL PARTNER

By	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ARES XXII CLO LTD.

BY:	ARES CLO MANAGEMENT XXII, L.P., ITS ASSET MANAGER

BY:	ARES CLO GP XXII, LLC, ITS GENERAL PARTNER

By	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ARES XXIII CLO LTD.

BY:	ARES CLO MANAGEMENT XXIII, L.P., ITS ASSET MANAGER

BY:	ARES CLO GP XXIII, LLC, ITS GENERAL PARTNER

By	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Ares NF CLO XIII Ltd

By:	Ares NF CLO XIII Management, L.P., its collateral manager

By:	Ares NF CLO XIII Management LLC, its general partner

By	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Ares NF CLO XIV Ltd

By:	Ares NF CLO XIV Management, L.P., its collateral manager

By:	Ares NF CLO XIV Management LLC, its general partner

By	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Ares NF CLO XV Ltd

By:	Ares NF CLO XV Management, L.P., its collateral manager

By:	Ares NF CLO XV Management LLC, its general partner

By	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	GLOBAL LOAN OPPORTUNITY FUND B.V.

BY:	ARES MANAGEMENT LIMITED, ITS PORTFOLIO MANAGER

By	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	SEI INSTITUTIONAL INVESTMENTS TRUST ENHANCED LIBOR OPPORTUNITIES FUND

BY:	ARES MANAGEMENT LLC, AS PORTFOLIO MANAGER

By	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	SEI INSTITUTIONAL MANAGED TRUST ENHANCED INCOME FUND

BY:	ARES MANAGEMENT LLC, AS PORTFOLIO MANAGER

By	/s/ John Eanes
Name:	John Eanes
Title:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	AIRLIE CLO 2006-II, LTD

By	/s/ Wesley Seifer
Name: Wesley Seifer
Title: Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-II
BABSON CLO LTD. 2007-I
BABSON CLO LTD. 2011-I
BABSON CLO LTD. 2012-I
BABSON MID-MARKET CLO LTD. 2007-II
CLEAR LAKE CLO, LTD.
SAPPHIRE VALLEY CDO I, LTD.
ST. JAMES RIVER CLO, LTD.
By: Babson Capital Management LLC as Collateral Manager

	By	/s/ Marcus Sowell
	Name:	Marcus Sowell
	Title:	Managing Director

ARROWOOD INDEMNITY COMPANY ARROWOOD INDEMNITY COMPANY AS ADMINISTRATOR OF THE PENSION PLAN OF ARROWOOD INDEMNITY COMPANY BILL & MELINDA GATES FOUNDATION TRUST
C.M. LIFE INSURANCE COMPANY MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By Babson Capital Management LLC as Investment Adviser

	By	/s/ Marcus Sowell
	Name:	Marcus Sowell
	Title:	Managing Director

DIAMOND LAKE CLO, LTD.
By: Babson Capital Management LLC as Collateral Servicer

	By:	/s/ Marcus Sowell
	Name:	Marcus Sowell
	Title:	Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

JFIN CLO 2007 LTD.
By: Jefferies Finance LLC as Collateral Manager

By	/s/ Andrew Cannon
Name:	Andrew Cannon
Title:	Managing Director

BABSON CAPITAL FLOATING RATE INCOME MASTER FUND, L.P.
By: Babson Capital Management LLC as Investment Manager

By	/s/ Marcus Sowell
Name:	Marcus Sowell
Title:	Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender: Ballantyne Funding LLC

by

/s/ Stacy Lai
Name:	Stacy Lai
Title:	Assistant Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender: Bank of America, N.A

by

/s/ Erik Grossman
Name:	Erik Grossman
Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	0934594 B.C. UNLIMITED LIABILITY
COMPANY

By: GRAMERCY ULC

by

/s/ Richard Taylor
Name:	Richard Taylor
Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:

Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Barclays Bank Plc

by

/s/ Aileen Montana
Name:	Aileen Montana
Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Allied World Assurance Company, Ltd
JPMBI re Blackrock BankLoan Fund
BlackRock Floating Rate Income Trust
BlackRock Defined Opportunity Credit Trust
BMI-CLO-I
BlackRock Funds II BlackRock Floating Rate Income Portfolio
BlackRock Secured Credit Portfolio of BlackRock Funds II
BlackRock Senior Income Series IV
BlackRock Senior Income Series V Limited
BlackRock Floating Rate Income Strategies Fund, Inc.
Houston Casualty Company
US Specialty Insurance Company
Alterra Bermuda Limited
Ironshore Inc.
Magnetite VI, Limited
Permanens Capital L.P.
BlackRock Senior Floating Rate Portfolio
SCOR Global Life Americas Reinsurance Company

By	/s/ C. Adrian Marshall
Name:	C. Adrian Marshall
Title:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	BlueMountain CLO 2011-1 Ltd

By:	BLUEMOUNTAIN CAPITAL
MANAGEMENT Its Collateral Manager

by	/s/ Jack Chau

Name: Jack Chau

Title: Associate

For any Lender requiring a second signature line:

by

Name:

Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	BlueMountain CLO 2012-1 Ltd

By:	BLUEMOUNTAIN CAPITAL
MANAGEMENT Its Collateral Manager

by	/s/ Jack Chau

Name: Jack Chau

Title: Associate

For any Lender requiring a second signature line:

by

Name:

Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	BlueMountain CLO II, LTD

By:	BLUEMOUNTAIN CAPITAL
MANAGEMENT Its Collateral Manager

by	/s/ Jack Chau

Name:	Jack Chau

Title:	Associate

For any Lender requiring a second signature line:

by

Name:

Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	CANARAS SUMMIT CLO LTD.

By:	Canaras Capital Management, LLC As Sub-Investment Adviser

by	/s/ Benjamin Steger

Name: Benjamin Steger

Title: Authorized Signatory

For any Lender requiring a second signature line:

by

Name:

Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ICE Global Credit CLO Limited

By:	ICE Canyon LLC, its Collateral Manager

by	/s/ Jonathan M. Kaplan

Name: Jonathan M. Kaplan

Title: Authorized Signatory

For any Lender requiring a second signature line:

by

Name:

Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Carlyle Arnage CLO, Ltd.

by	/s/ Linda Pace

Name:	Linda Pace

Title:	Managing Director

For any Lender requiring a second signature line:

by

Name:

Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Carlyle Azure CLO, Ltd.

by	/s/ Linda Pace

Name:	Linda Pace

Title:	Managing Director

For any Lender requiring a second signature line:

by

Name:

Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Carlyle Daytona CLO, Ltd.

by	/s/ Linda Pace

Name:	Linda Pace

Title:	Managing Director

For any Lender requiring a second signature line:

by

Name:

Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Carlyle Global Market Strategies CLO 2011-1, Ltd.

	by	/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

For any Lender requiring a second signature line:

by

Name:

Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Carlyle Global Market Strategies CLO 2012-1, Ltd.

by	/s/ Linda Pace

Name:	Linda Pace

Title:	Managing Director

For any Lender requiring a second signature line:

by

Name:

Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Carlyle Global Market Strategies CLO 2012-2, Ltd.

by	/s/ Linda Pace

Name:	Linda Pace

Title:	Managing Director

For any Lender requiring a second signature line:

by

Name:

Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Carlyle Global Market Strategies CLO 2012-3, Ltd.

by	/s/ Linda Pace

Name:	Linda Pace

Title:	Managing Director

For any Lender requiring a second signature line:

by

Name:

Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Carlyle High Yield Partners IX, Ltd

by	/s/ Linda Pace

Name:	Linda Pace

Title:	Managing Director

For any Lender requiring a second signature line:

by

Name:

Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Carlyle High Yield Partners VIII, Ltd

by	/s/ Linda Pace

Name:	Linda Pace

Title:	Managing Director

For any Lender requiring a second signature line:

by

Name:

Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Carlyle High Yield Partners X, Ltd

by	/s/ Linda Pace

Name:	Linda Pace

Title:	Managing Director

For any Lender requiring a second signature line:

by

Name:

Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Carlyle McLaren CLO, Ltd.

by	/s/ Linda Pace

Name:	Linda Pace

Title:	Managing Director

For any Lender requiring a second signature line:

by

Name:

Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Foothill CLO I, Ltd

by	/s/ Linda Pace

Name:	Linda Pace

Title:	Managing Director

For any Lender requiring a second signature line:

by

Name:

Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Mountain Capital CLO IV Ltd.

by	/s/ Linda Pace

Name:	Linda Pace

Title:	Managing Director

For any Lender requiring a second signature line:

by

Name:

Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Mountain Capital CLO V Ltd.

by	/s/ Linda Pace

Name:	Linda Pace

Title:	Managing Director

For any Lender requiring a second signature line:

by

Name:

Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Mountain Capital CLO VI Ltd.

by	/s/ Linda Pace

Name:	Linda Pace

Title:	Managing Director

For any Lender requiring a second signature line:

by

Name:

Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Del Mar CLO I, LTD.

By: Caywood-Scholl Capital Management LLC, as Collateral Manager

by	/s/ James Dudnick

Name:	James Dudnick

Title:	Vice President

For any Lender requiring a second signature line:

by

Name:

Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:		Citibank N.A.

	by	/s/ Brian Blessing
		Name:	Brian Blessing
		Title:	Attorney-in-Fact

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Green Island CBNA Loan Funding LLC

By: Citibank N.A.

by	/s/ Lynette Thompson

Name:	Lynette Thompson

Title:	Director

For any Lender requiring a second signature line:

by

Name:

Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Silver Crest CBNA Loan Funding LLC

	By:	Citibank N.A.

by	/s/ Lynette Thompson

Name:	Lynette Thompson

Title:	Director

For any Lender requiring a second signature line:

by

Name:

Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Ameriprise Financial, Inc

by	/s/ Robin C. Stancil

Name:	Robin C. Stancil

Title:	Assistant Vice President

For any Lender requiring a second signature line:

by

Name:

Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Cent CDO 12 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

by	/s/ Robin C. Stancil

Name:	Robin C. Stancil

Title:	Assistant Vice President

For any Lender requiring a second signature line:

by

Name:

Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Cent CDO 14 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

by	/s/ Robin C. Stancil

Name:	Robin C. Stancil

Title:	Assistant Vice President

For any Lender requiring a second signature line:

by

Name:

Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Cent CDO 15 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

by	/s/ Robin C. Stancil

Name:	Robin C. Stancil

Title:	Assistant Vice President

For any Lender requiring a second signature line:

by

Name:

Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Cent CDO XI Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

by	/s/ Robin C. Stancil

Name:	Robin C. Stancil

Title:	Assistant Vice President

For any Lender requiring a second signature line:

by

Name:

Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Centurion CDO 9 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

by	/s/ Robin C. Stancil

Name:	Robin C. Stancil

Title:	Assistant Vice President

For any Lender requiring a second signature line:

by

Name:

Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II

by	/s/ Robin C. Stancil

Name:	Robin C. Stancil

Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:

Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Columbia Strategic Income Fund, a series of Columbia Funds Series Trust I

by	/s/ Robin C. Stancil

Name:	Robin C. Stancil

Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:

Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	RiverSource Life Insurance Company

by	/s/ Robin C. Stancil

Name:	Robin C. Stancil

Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:

Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

BELL ATLANTIC MASTER TRUST
By: Crescent Capital Group LP, its sub-adviser

by	/s/ Kimberly Frazier
	Name:	Kimberly Frazier
	Title:	Vice President

For any Lender requiring a second signature line:

by	/s/ Gil Tollinchi
	Name:	Gil Tollinchi
	Title:	Senior Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

MAC CAPITAL, LTD.
By: TCW-WLA JV Venture LLC, its sub-adviser

by	/s/ Kimberly Frazier
	Name:	Kimberly Frazier
	Title:	Vice President

For any Lender requiring a second signature line:

by	/s/ Gil Tollinchi
	Name:	Gil Tollinchi
	Title:	Senior Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

MOMENTUM CAPITAL FUND, LTD.
By: TCW-WLA JV Venture LLC, its sub-adviser

by	/s/ Kimberly Frazier
	Name:	Kimberly Frazier
	Title:	Vice President

For any Lender requiring a second signature line:

by	/s/ Gil Tollinchi
	Name:	Gil Tollinchi
	Title:	Senior Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

RGA REINSURANCE COMPANY
By: Crescent Capital Group LP, its sub-adviser

by	/s/ Kimberly Frazier
	Name:	Kimberly Frazier
	Title:	Vice President

For any Lender requiring a second signature line:

by	/s/ Gil Tollinchi
	Name:	Gil Tollinchi
	Title:	Senior Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

VITESSE CLO LTD.
By: TCW-WLA JV Venture LLC, its sub-adviser

by	/s/ Kimberly Frazier
	Name:	Kimberly Frazier
	Title:	Vice President

For any Lender requiring a second signature line:

by	/s/ Gil Tollinchi
	Name:	Gil Tollinchi
	Title:	Senior Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

WEST BEND MUTUAL INSURANCE COMPANY
By: Crescent Capital Group LP, its sub-adviser

by	/s/ Kimberly Frazier
	Name:	Kimberly Frazier
	Title:	Vice President

For any Lender requiring a second signature line:

by	/s/ Gil Tollinchi
	Name:	Gil Tollinchi
	Title:	Senior Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	CREDIT SUISSE LOAN FUNDING LLC

by	/s/ Robert Healey
	Name:	Robert Healey
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

by	/s/ Michael Wotanaowski
	Name:	Michael Wotanowski
	Title:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Deutsche Bank AG New York Branch
By: DB Services New Jersey, Inc.

by	/s/ Deirdre Cesarió
	Name:	Deirdre Cesarió
	Title:	Assistant Vice President

For any Lender requiring a second signature line:

by	/s/ Christine LaMonaca
	Name:	Christine LaMonaca
	Title:	Assistant Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	TRS HY FUNDS LLC
	By:	Deutsche Bank AG Cayman Islands Branch, its sole member
	By:	DB Services New Jersey, Inc.

by	/s/ Deirdre Cesarió
	Name:	Deirdre Cesarió
	Title:	Assistant Vice President

For any Lender requiring a second signature line:

by	/s/ Christine LaMonaca
	Name:	Christine LaMonaca
	Title:	Assistant Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender: Doral CLO I, Ltd.

by	/s/ John Finan
	Name:	John Finan
	Title:	Managing Director

For any Lender requiring a second signature line:

by

Name:

Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender: Doral CLO II Ltd.

by	/s/ John Finan
	Name:	John Finan
	Title:	Managing Director

For any Lender requiring a second signature line:

by

Name:

Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

by	/s/ Dreihaus Active Income Fund
	Name:	Driehaus Active Income Fund
	Title:	Assistant Portfolio Mgr

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:
Dryden XXI LeveragedLoan CDO LLC

By: Prudential Investment Management, Inc.,
as Collateral Manager

by	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:
Dryden XVI — Leveraged Loan CDO 2006

By: Prudential Investment Management, Inc., as
Collateral Manager

by	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:
Dryden IX — Senior Loan Fund 2005 p.l.c.

By: Prudential Investment Management, Inc.,
as Collateral Manager

by	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:
Dryden XXIII Senior Loan Fund
By: Prudential Investment Management, Inc.,
as Collateral Manager

by	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:
Dryden XI — Leveraged Loan CDO 2006

By: Prudential Investment Management, Inc., as
Collateral Manager

by	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:
Prudential Bank Loan Fund of the Prudential Trust
Company Collective Trust

By: Prudential Investment Management, Inc.,
As Investment Advisor

by	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Eaton Vance CDO VII PLC
By: Eaton Vance Management
as Interim Investment Advisor

	by	/s/ Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender: Eaton Vance CDO VIII Ltd.
By: Eaton Vance Management
as Investment Advisor

by	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender: Eaton Vance CDO IX Ltd.
By: Eaton Vance Management
as Investment Advisor

by	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

For any Lender requiring a second signature line:
by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender: Eaton Vance CDO X PLC
By: Eaton Vance Management
as Investment Advisor

by	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender: SENIOR DEBT PORTFOLIO
By: Boston Management and Research
as Investment Advisor

by	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

For any Lender requiring a second signature line:
by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	EATON VANCE
VT FLOATING-RATE INCOME FUND
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

	by	/s/ Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	AGF FLOATING RATE
INCOME FUND
BY: EATON VANCE MANAGEMENT
AS PORTFOLIO MANAGER

by	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

For any Lender requiring a second signature line:
by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	EATON VANCE SENIOR
FLOATING-RATE TRUST
By: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

by	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	EATON VANCE FLOATING-RATE INCOME TRUST
By:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

by	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Eaton Vance International
(Cayman Islands) Floating-Rate
Income Portfolio
By:	Eaton Vance Management
as Investment Advisor

by	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	EATON VANCE SENIOR
INCOME TRUST
By:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

by	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	EATON VANCE INSTITUTIONAL SENIOR
INCOME FUND
By:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

by	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	EATON VANCE
LIMITED DURATION INCOME FUND
By:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

by	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	EATON VANCE SHORT DURATION
DIVERSIFIED INCOME FUND
By:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

by	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	GRAYSON & CO.
By:	BOSTON MANAGEMENT AND RESEARCH
AS INVESTMENT ADVISOR

	by	/s/ Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	MET INVESTORS SERIES TRUST MET/EATON VANCE FLOATING RATE PORTFOLIO

By:	EATON VANCE MANAGEMENT
AS INVESTMENT SUB-ADVISOR

	by	/s/ Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	PACIFIC SELECT FUND FLOATING RATE LOAN PORTFOLIO
	BY:	EATON VANCE MANAGEMENT
AS INVESTMENT SUB-ADVISOR

	by	/s/ Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	PACIFIC LIFE FUNDS-PL FLOATING RATE LOAN FUND
	BY:	EATON VANCE MANAGEMENT
AS INVESTMENT SUB-ADVISOR

	by	/s/ Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Columbia Funds Variable Series Trust II - Variable Portfolio-
Eaton Vance Floating-Rate Income Fund
	By:	Eaton Vance Management
As Investment Sub-Advisor

	by	/s/ Michael B. Botthof
		Name:	Michael B. Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Fund

	by	/s/ Joseph Zambello
		Name:	Joseph Zambello
		Title:	Deputy Treasurer

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	LANDMARK IX CDO LTD

	By:	Aladdin Capital Management LLC, as Lender

	by	/s/ Kofi Tweneboa-Kodua
		Name:	Kofi Tweneboa-Kodua
		Title:	Designated Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	LANDMARK VII CDO LTD

	By:	Aladdin Capital Management LLC, as Lender

	by	/s/ Kofi Tweneboa-Kodua
		Name:	Kofi Tweneboa-Kodua
		Title:	Designated Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	LANDMARK VIII CLO LTD

	By:	Aladdin Capital Management LLC, as Lender

	by	/s/ Kofi Tweneboa-Kodua
		Name:	Kofi Tweneboa-Kodua
		Title:	Designated Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Franklin CLO V, Limited

	by	/s/ David Ardini
		Name:	David Ardini
		Title:	Franklin Advisers, Inc. as Collateral Manager Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Franklin Floating Rate Master Trust - Franklin Floating Rate Master Series

	by	/s/ Richard Hsu
		Name:	Richard Hsu
		Title:	Asst. Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Franklin Investors Securities Trust- Franklin Floating Rate Daily Access Fund

	by	/s/ Richard Hsu
		Name:	Richard Hsu
		Title:	Asst. Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender: Franklin Templeton Limited Duration
Income Trust

by	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Asst. Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender: Franklin Templeton Series II Funds
Franklin Floating Rate II Fund

by	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Asst. Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

by	ABS Loans 2007 Limited, a subsidiary of
Goldman Sachs Institutional Funds II PLC

/s/ Kevin Owen
	Name:	Kevin Owen
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Torus Insurance Holdings Limited
by Goldman Sachs Asset Management, L.P.
solely as its investment advisor and not as principal

	by	/s/ Srivathsa Gopinath
		Name:	Srivathsa Gopinath
		Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	The Regents of the University of California
by Goldman Sachs Asset Management, L.P.
solely as its investment advisor and not as principal

	by	/s/ Srivathsa Gopinath
		Name:	Srivathsa Gopinath
		Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	New York Marine and General Insurance Company
by Goldman Sachs Asset Management, L.P.
solely as its investment advisor and not as principal

	by	/s/ Srivathsa Gopinath
		Name:	Srivathsa Gopinath
		Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Northrop Grumman Pension Master Trust
by Goldman Sachs Asset Management, L.P,
solely as its investment advisor and not as principal

	by	/s/ Srivathsa Gopinath
		Name:	Srivathsa Gopinath
		Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	MeadWestvaco Corporation Master Retirement Trust
by Goldman Sachs Asset Management, L.P.
solely as its investment advisor and not as principal

	by	/s/ Srivathsa Gopinath
		Name:	Srivathsa Gopinath
		Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Lyondell Master Trust
by Goldman Sachs Asset Management, L.P.
solely as its investment advisor and not as principal

	by	/s/ Srivathsa Gopinath
		Name:	Srivathsa Gopinath
		Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Goldman Sachs Trust on behalf of the Goldman
Sachs High Yield Floating Rate Fund
by Goldman Sachs Asset Management, L.P. as
investment advisor and not as principal

	by	/s/ Srivathsa Gopinath
		Name:	Srivathsa Gopinath
		Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Goldman Sachs Trust on behalf of the Goldman
Sachs High Yield Fund
by Goldman Sachs Asset Management, L.P. as
investment advisor

	by	/s/ Srivathsa Gopinath
		Name:	Srivathsa Gopinath
		Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Gotham Insurance Company
by Goldman Sachs Asset Management, L.P.
solely as its investment advisor and not as principal

	by	/s/ Srivathsa Gopinath
		Name:	Srivathsa Gopinath
		Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Factory Mutual Insurance Company
by Goldman Sachs Asset Management, L.P. solely as its investment manager and not as principal

	by	/s/ Srivathsa Gopinath
		Name:	Srivathsa Gopinath
		Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Goldman Sachs Collective Trust High Yield
Implementation Vehicle by The Goldman Sachs
Trust Company, NA

	by	/s/ Srivathsa Gopinath
		Name:	Srivathsa Gopinath
		Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	GOLDMAN SACHS MANAGEMENT CLO, PUBLIC LIMITED COMPANY
By: Goldman Sachs Asset Manager, L.P.,
as Manager

	by	/s/ Srivathsa Gopinath
		Name:	Srivathsa Gopinath
		Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	California State Teachers’ Retirement System
by Goldman Sachs Asset Management, L.P.
solely as its investment advisor and not as
principal.

	by	/s/ Srivathsa Gopinath
		Name:	Srivathsa Gopinath
		Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Argo Re Ltd.
by Goldman Sachs Asset Management, L.P.
solely as its investment manager and not as
principal.

	by	/s/ Srivathsa Gopinath
		Name:	Srivathsa Gopinath
		Title:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Callidus Debt Partners CLO Fund V, Ltd.
By: GSO / Blackstone Debt Funds
Management LLC as Collateral Manager

	By:	/s/ Daniel H. Smith
		Name:	Daniel H. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	CENTRAL PARK CLO, LTD.
By: GSO / Blackstone Debt Funds
Management LLC as Collateral Manager

	By:	/s/ Daniel H. Smith
		Name:	Daniel H. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	LAFAYETTE SQUARE CDO LTD.
By: Blackstone Debt Advisors L.P.
as Collateral Manager

	By:	/s/ Daniel H. Smith
		Name:	Daniel H. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	INWOOD PARK CDO LTD.
By: Blackstone Debt Advisors L.P.
as Collateral Manager

	By:	/s/ Daniel H. Smith
		Name:	Daniel H. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	RIVERSIDE PARK CLO LTD.
By: GSO / Blackstone Debt Funds
Management LLC as Collateral Manager

	By:	/s/ Daniel H. Smith
		Name:	Daniel H. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Callidus Debt Partners CLO Fund IV, Ltd.
By: GSO / Blackstone Debt Funds
Management LLC as Collateral Manager

	By:	/s/ Daniel H. Smith
		Name:	Daniel H. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	CHELSEA PARK CLO LTD.
By: GSO / Blackstone Debt Funds
Management LLC as Portfolio Manager

	By:	/s/ Daniel H. Smith
		Name:	Daniel H. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	SUN LIFE ASSURANCE COMPANY of CANADA (US)
	By:	GSO / Blackstone Debt Funds
Management LLC as Sub-Advisor

	By:	/s/ Daniel H. Smith
		Name:	Daniel H. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Callidus Debt Partners CLO Fund VII, Ltd.
	By:	GSO / Blackstone Debt Funds
Management LLC as Collateral Manager

	By:	/s/ Daniel H. Smith
		Name:	Daniel H. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	FM LEVERAGED CAPITAL FUND II
	By:	GSO / Blackstone Debt Funds
Management LLC as Subadviser to Friedberg Milstein LLC

	By:	/s/ Daniel H. Smith
		Name:	Daniel H. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	BLACKSTONE / GSO SENIOR FLOATING RATE TERM FUND
	By:	GSO / Blackstone Debt Funds
Management LLC as Investment Adviser

	By:	/s/ Daniel H. Smith
		Name:	Daniel H. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	PROSPECT PARK CDO LTD.
	By:	Blackstone Debt Advisors L.P.
as Collateral Manager

	By:	/s/ Daniel H. Smith
		Name:	Daniel H. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	GALE FORCE 4 CLO, LTD.
	By:	GSO / Blackstone Debt Funds
Management LLC as Collateral Servicer

	By:	/s/ Daniel H. Smith
		Name:	Daniel H. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Maps CLO Fund II, Ltd.
	By:	GSO / Blackstone Debt Funds
Management LLC as Collateral Manager

	By:	/s/ Daniel H. Smith
		Name:	Daniel H. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	TRIBECA PARK CLO LTD.
	By:	GSO / Blackstone Debt Funds
Management LLC as Portfolio Manager

	By:	/s/ Daniel H. Smith
		Name:	Daniel H. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Aberdeen Loan Funding, Ltd.
	By:	Highland Capital Management, L.P.
As Collateral Manager

	by	/s/ Carter Chism
		Name:	Carter Chism
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Brentwood CLO, Ltd.
	By:	Highland Capital Management, L.P.
As Collateral Manager

	by	/s/ Carter Chism
		Name:	Carter Chism
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Eastland CLO, Ltd.
	By:	Highland Capital Management, L.P.
As Collateral Manager

	by	/s/ Carter Chism
		Name:	Carter Chism
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Gleneagles CLO Ltd.
	By:	Highland Capital Management, L.P.
As Collateral Manager

	by	/s/ Carter Chism
		Name:	Carter Chism
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Grayson CLO, LTD.
	By:	Highland Capital Management, L.P.
As Collateral Manager

	by	/s/ Carter Chism
		Name:	Carter Chism
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Greenbriar CLO, LTD.
	By:	Highland Capital Management, L.P.
As Collateral Manager

	by	/s/ Carter Chism
		Name:	Carter Chism
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Hewett’s Island CLO I-R, Ltd.
	By:	Acis Capital Management, LP,
its Collateral Manager
	By:	Acis Capital Management GP, LLC,
its general partner

	by	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	LOAN FUNDING IV LLC
	By:	Highland Capital Management L.P.,
As Collateral Manager

	by	/s/ Carter Chism
		Name:	Carter Chism
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Liberty CLO, Ltd.
	By:	Highland Capital Management L.P.,
As Collateral Manager

	by	/s/ Carter Chism
		Name:	Carter Chism
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Loan Funding VII LLC
	By:	Highland Capital Management L.P.,
As Collateral Manager

	by	/s/ Carter Chism
		Name:	Carter Chism
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Red River CLO, Ltd.
	By:	Highland Capital Management L.P.,
As Collateral Manager

	by	/s/ Carter Chism
		Name:	Carter Chism
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Rockwall CDO II Ltd.
	By:	Highland Capital Management L.P.,
As Collateral Manager

	by	/s/ Carter Chism
		Name:	Carter Chism
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Rockwall CDO LTD
	By:	Highland Capital Management L.P.,
As Collateral Manager

	by	/s/ Carter Chism
		Name:	Carter Chism
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Stratford CLO, Ltd.
	By:	Highland Capital Management L.P.,
As Collateral Manager

	by	/s/ Carter Chism
		Name:	Carter Chism
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Westchester CLO, Ltd.
	By:	Highland Capital Management L.P.
As Collateral Manager

	by	/s/ Carter Chism
		Name:	Carter Chism
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Phoenix CLO I, LTD.
By:	ING Alternative Asset Management LLC,
as its investment manager

Phoenix CLO II, LTD.
By:	ING Alternative Asset Management LLC,
as its investment manager

Phoenix CLO III, LTD.
By:	ING Alternative Asset Management LLC,
as its investment manager

ING Investment Management CLO II, LTD.
By:	ING Alternative Asset Management LLC,
as its investment manager

ING Investment Management CLO III, LTD.
By:	ING Alternative Asset Management LLC,
as its investment manager

ING Investment Management CLO IV, LTD.
By:	ING Alternative Asset Management LLC,
as its investment manager

ING Investment Management CLO V, LTD.
By:	ING Alternative Asset Management LLC,
as its investment manager

ING IM CLO 2011-1, Ltd.
By:	ING Alternative Asset Management LLC,
as its portfolio manager

ING IM CLO 2012-1, Ltd.
By:	ING Alternative Asset Management LLC,
as its portfolio manager

ING IM CLO 2012-2, LTD.
By:	ING Alternative Asset Management LLC,
as its investment manager

ING Prime Rate Trust
By:	ING Investment Management Co. LLC,
as its investment manager

BayernInvest Alternative Loan-Fonds
By:	ING Investment Management Co. LLC,
as its investment manager

ING (L) Flex - Senior Loans
By:	ING Investment Management Co. LLC,
as its investment manager

By:	/s/Kristopher Trocki
Name:	Kristopher Trocki
Title:	Assistant Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT

TO THE NEIMAN MARCUS GROUP, INC.

SECOND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	AVALON IV CAPITAL LTD
	By:	Invesco Senior Secured Management, Inc.
As Asset Manager

By

/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO

AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT

TO THE NEIMAN MARCUS GROUP, INC.

SECOND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	BELHURST CLO LTD.
	By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

By

/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO

AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT

TO THE NEIMAN MARCUS GROUP, INC.

SECOND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	BOC Pension Investment Fund
	By:	Invesco Senior Secured Management, Inc. as
Attorney in Fact

By

/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO

AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT

TO THE NEIMAN MARCUS GROUP, INC.

SECOND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	DIVERSIFIED CREDIT PORTFOLIO LTD.
	By:	INVESCO Senior Secured Management, Inc.
as Investment Adviser

By

/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO

AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT

TO THE NEIMAN MARCUS GROUP, INC.

SECOND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	PowerShares Senior Loan Portfolio.
	By:	Invesco Senior Secured Management, Inc. As
Collateral Manager

By

/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	HUDSON CANYON FUNDING II, LTD
	By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager & Attorney InFact

By

/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	LIMEROCK CLO I
	By:	INVESCO Senior Secured Management, Inc.
As Investment Manager

By

/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	MOSELLE CLO S.A.
	By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

By

/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	WASATCH CLO LTD
	By:	INVESCO Senior Secured Management, Inc.
As Portfolio Manager

By

/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	MSIM Peconic Bay, Ltd.
	By:	Invesco Senior Secured Management, Inc. As
Collateral Manager

By

/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	SARATOGA CLO I, LIMITED
	By:	INVESCO Senior Secured Management, Inc.
As the Asset Manager

By

/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	NAUTIQUE FUNDING LTD.
	By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

By

/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

By

Katonah VIII CLO LTD.
Name:
Title:

For any Lender requiring a second signature line:

By

/s/ Edward U. Gilpin
		Name:	Edward U. Gilpin
		Title:	CFO
KCAP Financial, Inc.

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

By

Katonah IX CLO LTD.
Name:
Title:

For any Lender requiring a second signature line:

By

/s/ Edward U. Gilpin
		Name:	Edward U. Gilpin
		Title:	CFO
KCAP Financial, Inc.

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

By

Katonah X CLO LTD.
Name:
Title:

For any Lender requiring a second signature line:

By

/s/ Edward U. Gilpin
		Name:	Edward U. Gilpin
		Title:	CFO
KCAP Financial, Inc.

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

By

Katonah 2007-I CLO LTD.
Name:
Title:

For any Lender requiring a second signature line:

By

/s/ Edward U. Gilpin
		Name:	Edward U. Gilpin
		Title:	CFO
KCAP Financial, Inc.

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

By

KCAP Funding
Name:
Title:

For any Lender requiring a second signature line:

By

/s/ Edward U. Gilpin
		Name:	Edward U. Gilpin
		Title:	CFO
KCAP Financial, Inc.

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	KVK CLO 2012-1, LTD.

By

/s/ David P. Cifonelli
		Name:	David P. Cifonelli
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Golden Knight II CLO, Ltd.

By

/s/ Christopher J. Towle
		Name:	Christopher J. Towle
		Title:	Portfolio MGR

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Lord Abbett Investment Trust — Lord Abbett Floating Rate Fund

By

/s/ Christopher J. Towle
		Name:	Christopher Towle
		Title:	Executive Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Lord Abbett Investment Trust — Lord Abbett Short Duration Income Fund

By

/s/ Christopher J. Towle
		Name:	Christopher Towle
		Title:	Director HY/LL

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Lord Abbett Investment Trust — Lord Abbett Income Fund

By

/s/ Christopher J. Towle
		Name:	Christopher Towle
		Title:	Director HY/LL

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Lord Abbett Investment Trust — Lord Abbett Inflation Focused Fund

By

/s/ Christopher J. Towle
		Name:	Christopher Towle
		Title:	Director HY/LL

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Lord Abbett Series Fund — Bond Debentures Portfolio

By

/s/ Christopher J. Towle
		Name:	Christopher Towle
		Title:	Director HY/LL

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Lord Abbett Bond Debenture Fund, Inc.

By

/s/ Christopher J. Towle
		Name:	Christopher Towle
		Title:	Executive Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	LATITUDE CLO I, LTD

By

/s/ Kirk Wallace
		Name:	Kirk Wallace
		Title:	Senior Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	LATITUDE CLO II, LTD

By

/s/ Kirk Wallace
		Name:	Kirk Wallace
		Title:	Senior Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	LATITUDE CLO III, LTD

By

/s/ Kirk Wallace
		Name:	Kirk Wallace
		Title:	Senior Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	LCM V, Ltd.
	By:	LCM Asset Management LLC
As Collateral Manager

By

/s/ Alexander B. Kenna
		Name:	Alexander B. Kenna
Title:

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	LCM VI, Ltd.
	By:	LCM Asset Management LLC
As Collateral Manager

By

/s/ Alexander B. Kenna
		Name:	Alexander B. Kenna
Title:

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	LCM VIII Limited Partnership
	By:	LCM Asset Management LLC
As Collateral Manager

By

/s/ Alexander B. Kenna
		Name:	Alexander B. Kenna
Title:

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	LCM IX Limited Partnership
	By:	LCM Asset Management LLC
As Collateral Manager

By

/s/ Alexander B. Kenna
		Name:	Alexander B. Kenna
Title:

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	LCM X Limited Partnership
	By:	LCM Asset Management LLC
As Collateral Manager

By

/s/ Alexander B. Kenna
		Name:	Alexander B. Kenna
Title:

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	LCM XI Limited Partnership
	By:	LCM Asset Management LLC
As Collateral Manager

By

/s/ Alexander B. Kenna
		Name:	Alexander B. Kenna
Title:

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	JERSEY STREET CLO, LTD.,
	By:	its Collateral Manager, Massachusetts Financial
Services Company

By

/s/ David J. Cobey
As authorized representative and not individually

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	MARLBOROUGH STREET CLO, LTD.,
	By:	its Collateral Manager, Massachusetts Financial
Services Company

By

/s/ David J. Cobey
As authorized representative and not individually

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Morgan Stanley Senior Funding, Inc

By

/s/ April J. Varner-Nanton
		Name:	April J. Varner-Nanton
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

N/A
Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	NACM CLO I

By

/s/ Joanna Willars
		Name:	Joanna Willars
		Title:	Vice President, Authorized Signatory

For any Lender requiring a second signature line:

By

N/A
Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Airlie CLO 2006-I, Ltd
	By:	Neuberger Berman Fixed Income LLC as collateral
manager

By

/s/ Colin Donlan
		Name:	Colin Donlan
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	JNL/Neuberger Berman Strategic Income Fund
	By:	Neuberger Berman Fixed Income LLC as collateral
manager

By

/s/ Colin Donlan
		Name:	Colin Donlan
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Neuberger Berman Strategic Income Fund
	By:	Neuberger Berman Fixed Income LLC as collateral
manager

By

/s/ Colin Donlan
		Name:	Colin Donlan
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Neuberger Berman — Floating Rate Income Fund
	By:	Neuberger Berman Fixed Income LLC as collateral
manager

By

/s/ Colin Donlan
		Name:	Colin Donlan
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	NB — Global Floating Rate Income Fund Limited
	By:	Neuberger Berman Fixed Income LLC as collateral
manager

By

/s/ Colin Donlan
		Name:	Colin Donlan
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Maryland State Retirement and Pension System
	By:	Neuberger Berman Fixed Income LLC as collateral
manager

By

/s/ Colin Donlan
		Name:	Colin Donlan
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	LightPoint CLO V, Ltd.
	By:	Neuberger Berman Fixed Income LLC as collateral
manager

By

/s/ Colin Donlan
		Name:	Colin Donlan
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	LightPoint CLO VIII, Ltd.
	By:	Neuberger Berman Fixed Income LLC as collateral
manager

By

/s/ Colin Donlan
		Name:	Colin Donlan
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Premium Loan Trust I, Ltd.
	By:	Neuberger Berman Fixed Income LLC as collateral
manager

By

/s/ Colin Donlan
		Name:	Colin Donlan
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Nomura Bond and Loan Fund

By

/s/ Steven Rosenthal
		Name:	Steven Rosenthal
		Title:	Executive Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	NCRAM Loan Trust

By

/s/ Steven Rosenthal
		Name:	Steven Rosenthal
		Title:	Executive Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ACE Tempest Reinsurance Ltd.
	By:	Oaktree Capital Management, L.P. Its: Investment
Manager

By

/s/ Jerilyn Castillo McAniff
		Name:	Jerilyn Castillo McAniff
		Title:	Vice President

For any Lender requiring a second signature line:

By

/s/ Desmund Shirazi
		Name:	Desmund Shirazi
		Title:	Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Arch Investment Holdings IV Ltd.
	By:	Oaktree Capital Management, L.P. Its: Investment Manager

By

/s/ Jerilyn Castillo McAniff
		Name:	Jerilyn Castillo McAniff
		Title:	Vice President

For any Lender requiring a second signature line:

By

/s/ Desmund Shirazi
		Name:	Desmund Shirazi
		Title:	Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Oaktree Enhanced Income Funding Series I, Ltd.
	By:	Oaktree Capital Management, L.P.
Its: Investment Manager

By

/s/ Jerilyn Castillo McAniff
		Name:	Jerilyn Castillo McAniff
		Title:	Vice President

For any Lender requiring a second signature line:

By

/s/ Desmund Shirazi
		Name:	Desmund Shirazi
		Title:	Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Oaktree Senior Loan Fund, L.P.
	By:	Oaktree Senior Loan Fund GP, L.P. Its: General
Partner, By: Oaktree Fund GP IIA, LLC Its: General
Partner, By: Oaktree Fund GP II, L.P. Its: Managing
Member

By

/s/ Jerilyn Castillo McAniff
		Name:	Jerilyn Castillo McAniff
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

/s/ Desmund Shirazi
		Name:	Desmund Shirazi
		Title:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	The Public Education Employee
Retirement System of Missouri
	By:	Oaktree Capital Management, L.P. Its: Investment
Manager

By

/s/ Jerilyn Castillo McAniff
		Name:	Jerilyn Castillo McAniff
		Title:	Vice President

For any Lender requiring a second signature line:

By

/s/ Desmund Shirazi
		Name:	Desmund Shirazi
		Title:	Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	The Public School Retirement System of Missouri

By

/s/ Jerilyn Castillo McAniff
		Name:	Jerilyn Castillo McAniff
		Title:	Vice President

For any Lender requiring a second signature line:

By

/s/ Desmund Shirazi
		Name:	Desmund Shirazi
		Title:	Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	UniSuper Limited, as Trustee for UniSuper
	By:	Oaktree Capital Management, L.P. Its: Investment
Manager

By

/s/ Jerilyn Castillo McAniff
		Name:	Jerilyn Castillo McAniff
		Title:	Vice President

For any Lender requiring a second signature line:

By

/s/ Desmund Shirazi
		Name:	Desmund Shirazi
		Title:	Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Octagon Investment Partners IX, Ltd.
	By:	Octagon Credit Investors, LLC as Manager

By

/s/ Margaret B. Harvey
		Name:	Margaret B. Harvey
		Title:	Managing Director of Portfolio
Administration

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Octagon Investment Partners V, Ltd.
	By:	Octagon Credit Investors, LLC as Portfolio Manager

By

/s/ Margaret B. Harvey
		Name:	Margaret B. Harvey
		Title:	Managing Director of Portfolio
Administration

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Octagon Investment Partners X, Ltd.
	By:	Octagon Credit Investors, LLC as
Collateral Manager

By

/s/ Margaret B. Harvey
		Name:	Margaret B. Harvey
		Title:	Managing Director of Portfolio
Administration

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Octagon Investment Partners XI, Ltd.
	By:	Octagon Credit Investors, LLC as
Collateral Manager

By

/s/ Margaret B. Harvey
		Name:	Margaret B. Harvey
		Title:	Managing Director of Portfolio
Administration

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	O’Leary Floating Rate Portfolio Trust

By

/s/ Rick Brown
		Name:	Rick Brown
		Title:	Head of Fixed Income

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	OZLM FUNDING, LTD.
	By:	Och-Ziff Loan Management LP, Its Portfolio Manager
	By:	Och-Ziff Loan Management LLC, its General Partner

By

/s/ Joel Frank
		Name:	Joel Frank
		Title:	Chief Financial Officer

For any Lender requiring a second signature line:

By

N/A
Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Pacific Life Funds-PL Floating Rate Income Fund
By:	Pacific Life Fund Advisors LLC
(dba Pacific Asset Management), in its
capacity as Investment Advisor

By

/s/ James P. Leasure
	Name:	James P. Leasure
	Title:	Senior Managing Director

By

/s/ Dale E. Hawley
	Name:	Dale E. Hawley
	Title:	Assistant Secretary

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Vantage Trust
By:	Pacific Life Fund Advisors LLC
(dba Pacific Asset Management), in its
capacity as Investment Advisor

By

/s/ James P. Leasure
	Name:	James P. Leasure
	Title:	Senior Managing Director

By

/s/ Dale E. Hawley
	Name:	Dale E. Hawley
	Title:	Assistant Secretary

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Pacific Life Insurance Company
(For IMDBLKNS Account)

By

/s/ James P. Leasure
	Name:	James P. Leasure
	Title:	Assistant Vice President

By

/s/ Joseph Tortorelli
	Name:	Joseph Tortorelli
	Title:	Assistant Secretary

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Pacific Select Fund-High Yield Bond Portfolio
By:	Pacific Life Fund Advisors LLC
(dba Pacific Asset Management), in its
capacity as Investment Advisor

By

/s/ James P. Leasure
	Name:	James P. Leasure
	Title:	Senior Managing Director

By

/s/ Dale E. Hawley
	Name:	Dale E. Hawley
	Title:	Assistant Secretary

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

CenturyLink, Inc. Defined Benefit Master Trust
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By

/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

PIMCO Funds: Private Account Portfolio Series High Yield Portfolio
By:	Pacific Investment Management Company LLC,
as its Investment Advisor, acting through Investors
Fiduciary Trust Company, in the Nominee Name of
IFTCO

By

/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

PIMCO Funds: PIMCO Long-Term Credit Fund
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By

/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Sara Lee Corporation Master Investment Trust for
Defined Benefit Plans
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By

/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

US High Yield Bond Fund I
By:	Pacific Investment Management Company LLC,
as its Investment Advisor, acting through The Bank
of New York in the Nominee Name of Hare & Co.

By

/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

FirstEnergy System Master Retirement Trust
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By

/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

PIMCO Cayman Bank Loan Fund
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By

/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

PIMCO Cayman Global Credit Alpha Fund
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By

/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

PIMCO Funds: Private Account Portfolio Series
Senior Floating Rate Portfolio
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By

/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

PIMCO Funds: PIMCO Senior Floating Rate Fund
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By

/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Aon Retirement Plan Master Trust
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By

/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

New Island Investors LP
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By

/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Puerto Rico Telephone Co. Master Trust
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By

/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Doris Duke Charitable Foundation
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By

/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Portola CLO, Ltd.
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By

/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Fairway Loan Funding Company
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By

/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Mayport CLO Ltd.
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By

/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

University of Southern California
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By

/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Illinois Tool Works, Inc. Master Trust
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By

/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Kennametal Inc. Master Trust
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By

/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Lloyds TSB Group Pension Scheme No. 1
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By

/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Lloyds TSB Group Pension Scheme No. 2
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By

/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Arch Investment Holdings III Ltd.
	By:	PineBridge Investments LLC As Collateral Manager

By

/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Fire and Police Pension Fund, San Antonio
	By:	PineBridge Investments LLC Its Investment Manager

By

/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Galaxy VI CLO, LTD
	By:	PineBridge Investments LLC Its Collateral Manager

By

/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Galaxy VII CLO, LTD
	By:	PineBridge Investments LLC Its Collateral Manager

By

/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Galaxy VIII CLO, LTD
	By:	PineBridge Investments LLC Its Investment Manager

By

/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Galaxy X CLO, LTD
	By:	PineBridge Investments LLC Its Collateral Manager

By

/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Galaxy XI CLO, Ltd.
	By:	PineBridge Investments LLC As Collateral Manager

By

/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Galaxy XII CLO, Ltd.
	By:	PineBridge Investments LLC As Collateral Manager

By

/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Galaxy XIV CLO, Ltd.
	By:	PineBridge Investments LLC, as Collateral Manager

By

/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	PineBridge Bank Loan Fund Ltd.
	By:	PineBridge Investments LLC Its Investment Manager

By

/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Saturn CLO, Ltd.
	By:	PineBridge Investments LLC Its Collateral Manager

By

/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	VALIDUS REINSURANCE LTD
	By:	PineBridge Investments LLC Its Investment Manager

By

/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ROSEDALE CLO LTD.
	By:	Princeton Advisory Group
The Collateral Manager

By

/s/ Paul P. Malecki
		Name:	Paul P. Malecki
		Title:	Senior Portfolio Manager
Princeton Advisory Group, Inc.

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Putnam VT High Yield Fund

By

See next page
Name:
Title:

For any Lender requiring a second signature line:

By

Name:
Title:

PUTNAM VARIABLE TRUST, on
Behalf of its series, Putnam VT High Yield Fund
by Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	VP

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Putnam High Yield Trust

By

See next page
Name:
Title:

For any Lender requiring a second signature line:

By

Name:
Title:

PUTNAM HIGH YIELD TRUST

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Putnam Floating Rate Income Fund

By

See next page
Name:
Title:

For any Lender requiring a second signature line:

By

Name:
Title:

PUTNAM FLOATING RATE INCOME FUND

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Putnam High Yield Advantage Fund

By

See next page
Name:
Title:

For any Lender requiring a second signature line:

By

Name:
Title:

PUTNAM HIGH YIELD ADVANTAGE FUND

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Boston Harbor CLO 2004-1, Ltd.

By

See next page
Name:
Title:

For any Lender requiring a second signature line:

By

Name:
Title:

BOSTON HARBOR CLO 2004-1, Ltd.

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Putnam Diversified Income Trust (Cayman)
Master Fund

By

See next page
Name:
Title:

For any Lender requiring a second signature line:

By

Name:
Title:

PUTNAM DIVERSIFIED INCOME TRUST (CAYMAN) MASTER FUND
By The Putnam Advisory Company, LLC

/s/ Angela Patel
Name:	Angela Patel
Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Putnam Premier Income Trust

By

See next page
Name:
Title:

For any Lender requiring a second signature line:

By

Name:
Title:

PUTNAM PREMIER INCOME TRUST

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Putnam Master Intermediate Income Trust

By

See next page
Name:
Title:

For any Lender requiring a second signature line:

By

Name:
Title:

PUTNAM MASTER INTERMEDIATE INCOME TRUST

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Putnam Diversified Income Trust

By

See next page
Name:
Title:

For any Lender requiring a second signature line:

By

Name:
Title:

PUTNAM DIVERSIFIED INCOME TRUST

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

SIGNATURE PAGE TO

AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT

TO THE NEIMAN MARCUS GROUP, INC.

SECOND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	LGT Multi Manager Bond High Yield (USD)

By

See next page
Name:
Title:

For any Lender requiring a second signature line:

By

Name:
Title:

LGT Multi Manager Bond High Yield (USD)
By:	The Putnam Advisory Company, LLC

By:	/s/ Suzanne Deshaies
	Name:	Suzanne Deshaies
	Title:	VP

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Putnam Variable Trust – PVT Diversified Income Fund

By

See next page
Name:
Title:

For any Lender requiring a second signature line:

By

Name:
Title:

PUTNAM VARIABLE TRUST – PVT DIVERSIFIED INCOME FUND

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

SIGNATURE PAGE TO

AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT

TO THE NEIMAN MARCUS GROUP, INC.

SECOND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	INTERPOLIS PENSIOENEN GLOBAL HIGH YIELD POOL

By

See next page
Name:
Title:

For any Lender requiring a second signature line:

By

Name:
Title:

THE PUTNAM ADVISORY COMPANY, LLC ON BEHALF OF INTERPOLIS PENSIOENEN GLOBAL HIGH YIELD POOL

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	VP

SIGNATURE PAGE TO

AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT

TO THE NEIMAN MARCUS GROUP, INC.

SECOND RESTATED CREDIT AGREEMENT

DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Putnam Absolute Return 500 Fund

By

See next page
Name:
Title:

For any Lender requiring a second signature line:

By

Name:
Title:

PUTNAM FUNDS TRUST
on behalf of its series, PUTNAM ABSOLUTE RETURN
500 FUND
by Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	VP

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	IG Putnam US High Yield Income Fund

By

See next page
Name:
Title:

For any Lender requiring a second signature line:

By

Name:
Title:

THE PUTNAM ADVISORY COMPANY, LLC ON BEHALF OF IG PUTNAM US HIGH YEILD INCOME FUND

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	VP

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	STICHTING PENSIOENFONDS VOOR FYSIOTHERAPEUTEN

By

See next page
Name:
Title:

For any Lender requiring a second signature line:

By

Name:
Title:

THE PUTNAM ADVISORY COMPANY, LLC ON BEHALF OF STICHTING PENSIOENFONDS VOOR FYSIOTHERAPEUTEN

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	VP

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Putnam Absolute Return 300 Fund

By

See next page
Name:
Title:

For any Lender requiring a second signature line:

By

Name:
Title:

PUTNAM ABSOLUTE RETURN 300 FUND by Putnam Investment Management, LLC

/s/ Kevin Parnell
Name:	Kevin Parnell
Title:	Manager

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Putnam Absolute Return 700 Fund

By

See next page
Name:
Title:

For any Lender requiring a second signature line:

By

Name:
Title:

PUTNAM FUNDS TRUST, on behalf of its series, PUTNAM ABSOLUTE RETURN 700 FUND by Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	VP

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	PUTNAM TOTAL RETURN TRUST

By

See next page
Name:
Title:

For any Lender requiring a second signature line:

By

Name:
Title:

PUTNAM TOTAL RETURN TRUST By Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	VP

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Putnam Dynamic Asset Allocation Growth Fund

By

See next page
Name:
Title:

For any Lender requiring a second signature line:

By

Name:
Title:

Putnam Dynamic Asset Allocation Growth Fund By Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	VP

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Putnam Dynamic Asset Allocation Balanced Fund

By

See next page
Name:
Title:

For any Lender requiring a second signature line:

By

Name:
Title:

Putnam Dynamic Asset Allocation Balanced Fund
By Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	VP

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Putnam Dynamic Asset Allocation Conservative Fund

By

See next page
Name:
Title:

For any Lender requiring a second signature line:

By

Name:
Title:

Putnam Dynamic Asset Allocation Conservative Fund
By Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	VP

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	MAXIM PUTNAM HIGH YIELD BOND PORTFOLIO

By

See next page
Name:
Title:

For any Lender requiring a second signature line:

By

Name:
Title:

MAXIM PUTNAM HIGH YIELD BOND PORTFOLIO OF MAXIM SERIES FUND, INC
by Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	VP

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Investors Canadian High Yield Income Fund

By

See next page
Name:
Title:

For any Lender requiring a second signature line:

By

Name:
Title:

INVESTORS CANADIAN HIGH YIELD INCOME FUND
by Putnam Investments Inc. (PII)

/s/ Kevin Parnell
Name:	Kevin Parnell
Title:	Manager

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION
AGREEMENT TO THE NEIMAN MARCUS GROUP, INC. SECOND
RESTATED CREDIT AGREEMENT DATED AS OF THE DAY AND
YEAR FIRST ABOVE WRITTEN

Baker Street Funding CLO 2005-1 Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

Baker Street CLO II Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

Mountain View Funding CLO 2006-I, Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

Mountain View CLO II Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

Mountain View CLO III Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

as Lenders

By:		/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	GREENS CREEK FUNDING LTD.
	By:	Silvermine Capital Management LLC
As Investment Manager

By

/s/ Stephen Perella
		Name:	Stephen Perella
		Title:	Analyst

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ECP CLO 2012-3, LTD
	By:	Silvermine Capital Management

By

/s/ Stephen Perella
		Name:	Stephen Perella
		Title:	Analyst

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ECP CLO 2012-4, LTD
	By:	Silvermine Capital Management

By

/s/ Stephen Perella
		Name:	Stephen Perella
		Title:	Analyst

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	CANNINGTON FUNDING LTD.
	By:	Silvermine Capital Management LLC
As Investment Manager

By

/s/ Stephen Perella
		Name:	Stephen Perella
		Title:	Analyst

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	COMSTOCK FUNDING LTD.
	By:	Silvermine Capital Management LLC
As Collateral Manager

By

/s/ Stephen Perella
		Name:	Stephen Perella
		Title:	Analyst

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ECP CLO 2008-1, LTD
	By:	Silvermine Capital Management LLC
As Portfolio Manager

By

/s/ Stephen Perella
		Name:	Stephen Perella
		Title:	Analyst

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	JHF II — MULTI SECTION BOND FUND

By

/s/Adam Shapiro
		Name:	Adam Shapiro
		Title:	General Counsel

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Grant Grove CLO, Ltd.
	By:	Tall Tree Investment Management, LLC
as Collateral Manager

By

/s/ William D. Lenga
		Name:	William D. Lenga
		Title:	Manager

For any Lender requiring a second signature line:

By

N/A
Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Muir Grove CLO, Ltd.
	By:	Tall Tree Investment Management, LLC
as Collateral Manager

By

/s/ William D. Lenga
		Name:	William D. Lenga
		Title:	Manager

For any Lender requiring a second signature line:

By

N/A
Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Virtus Multi-Sector Short Term Bond Fund

By

/s/ Kyle Jennings
		Name:	Kyle Jennings
		Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Virtus Senior Floating Rate Fund

By

/s/ Kyle Jennings
		Name:	Kyle Jennings
		Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Nob Hill CLO, Ltd

By

/s/ Kyle Jennings
		Name:	Kyle Jennings
		Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Each of the persons listed on Annex A, Severally but not
jointly, as a Lender
	By:	Wellington Management Company, LLP
as its Investment Adviser

By

/s/ Steven M. Hoffman
		Name:	Steven M. Hoffman
		Title:	Vice President and Counsel

For any Lender requiring a second signature line:

By

Name:
Title:

ANNEX A

Global Indemnity (Cayman) Limited

Safety Insurance Company

Stellar Performer Global Series W - Global Credit

SunAmerica Senior Floating Rate Fund, Inc.

The Hartford Floating Rate Fund

The Hartford Short Duration Fund

The Hartford Strategic Income Fund

The Hartford Unconstrained Bond Fund

U.A.I. (Luxembourg) Investment S.a.r.l.

UMC Benefit Board, Inc.

Wellington Trust Company, National Association Multiple Common Trust Funds Trust Opportunistic Fixed Income Allocation Portfolio

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Wells Fargo Advantage Short-Term High Yield Bond
Fund

By

/s/ Gilbert Southwell
		Name:	Gilbert Southwell
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Wells Capital Mgmt 18325402

By

/s/ Jennifer Vraney
		Name:	Jennifer Vraney
		Title:	Manager

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Wells Capital Mgmt 18866500

By

/s/ Jennifer Vraney
		Name:	Jennifer Vraney
		Title:	Manager

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Wells Capital Mgmt 23928601

By

/s/ Jennifer Vraney
	Name:	Jennifer Vraney
	Title:	Manager

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Wells Capital Mgmt 23960800

By

/s/ Jennifer Vraney
	Name:	Jennifer Vraney
	Title:	Manager

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Ocean Trails CLO I
	By:	West Gate Horizons Advisors, as Collateral Manager

By

/s/ Cheryl A. Wasilewski
		Name:	Cheryl A. Wasilewski
		Title:	Senior Credit Analyst

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Ocean Trails CLO II
	By:	West Gate Horizons Advisors, as Investment Manager

By

/s/ Cheryl A. Wasilewski
		Name:	Cheryl A. Wasilewski
		Title:	Senior Credit Analyst

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	WG Horizons CLO I
	By:	West Gate Horizons Advisors, as Manager

By

/s/ Cheryl A. Wasilewski
		Name:	Cheryl A. Wasilewski
		Title:	Senior Credit Analyst

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Advanced Series Trust — AST Western Asset Core Plus Bond Portfolio
	By:	Western Asset Management Company as Investment Manager and Agent

By

/s/ Oi Jong Martel
		Name:	Oi Jong Martel
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Intl Union, UAW Master Pension
	By:	Western Asset Management Company as Investment Manager and Agent

By

/s/ Oi Jong Martel
		Name:	Oi Jong Martel
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	MT. WILSON CLO II, LTD.
	By:	Western Asset Management Company as Investment Manager and Agent

By

/s/ Oi Jong Martel
		Name:	Oi Jong Martel
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	MT. WILSON CLO, LTD.
	By:	Western Asset Management Company as Investment Manager and Agent

By

/s/ Oi Jong Martel
		Name:	Oi Jong Martel
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Pacific Select Fund — Diversified Bond Portfolio
	By:	Western Asset Management Company as Investment Manager and Agent

By

/s/ Oi Jong Martel
		Name:	Oi Jong Martel
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	VRS Bank Loan Portfolio
	By:	Western Asset Management Company as Investment Manager and Agent

By

/s/ Oi Jong Martel
		Name:	Oi Jong Martel
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Wellpoint Inc.
	By:	Western Asset Management Company as Investment Manager and Agent

By

/s/ Oi Jong Martel
		Name:	Oi Jong Martel
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Western Asset Adjustable Rate Income Fund
	By:	Western Asset Management Company as Investment Manager and Agent

By

/s/ Oi Jong Martel
		Name:	Oi Jong Martel
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Western Asset Floating Rate High Income Fund, LLC
	By:	Western Asset Management Company as Investment Manager and Agent

By

/s/ Oi Jong Martel
		Name:	Oi Jong Martel
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Western Asset Funds, Inc. — Western Asset Core Plus Bond Portfolio
	By:	Western Asset Management Company as Investment Manager and Agent

By

/s/ Oi Jong Martel
		Name:	Oi Jong Martel
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Western Asset Funds, Inc. — Western Asset Total Return Unconstrainted Fund
	By:	Western Asset Management Company as Investment Manager and Agent

By

/s/ Oi Jong Martel
		Name:	Oi Jong Martel
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Western Asset Variable Rate Strategic Fund Inc.
	By:	Western Asset Management Company as Investment Manager and Agent

By

/s/ Oi Jong Martel
		Name:	Oi Jong Martel
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	John Hancock Fund II Floating Rate Income Fund
	By:	Western Asset Management Company as Investment Manager and Agent

By

/s/ Oi Jong Martel
		Name:	Oi Jong Martel
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Whitehorse IV Ltd

By

Whitehorse Capital Partners LP
Name:
	Title:	Investment Manager

For any Lender requiring a second signature line:

By

Whiterock Asset Advisors LLC
Name:
	Title:	General Partner

By

/s/ Ethan Underwood
	Name:	Ethan Underwood
	Title:	Manager

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	West CLO 2012-1 Ltd.

By

/s/ Joanna Willars
		Name:	Joanna Willars
		Title:	Vice President, Authorized Signatory

For any Lender requiring a second signature line:

By

N/A
Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Victoria Court CBNA Loan Funding LLC

By

/s/ Adam Kaiser
		Name:	Adam Kaiser
		Title:	Attorney-in-Fact

For any Lender requiring a second signature line:

By

N/A
Name:
Title:

Schedule I

Incremental Loan Commitment Schedule

Incremental Lender	Incremental Loan Commitment

Credit Suisse AG, Cayman Islands Branch	$500,000,000

TOTAL	$500,000,000

Schedule II

See attached.

Schedule II

Update to Schedule 1.01(a) of the Second Restated Credit Agreement

Schedule 1.01(a) of the Second Restated Credit Agreement is amended and restated to read as follows:

Immaterial Subsidiaries

Bergdorf Graphics, Inc.

NEMA Beverage Corporation

NEMA Beverage Holding Corporation

NEMA Beverage Parent Corporation

Worth Avenue Leasing Company

NMG Media, Inc.

BG Productions, Inc.

NM Bermuda, LLC

Neiman Marcus Bermuda, L.P.

NMG Asia Holdings Limited

NMG Asia Limited

NMG Global Mobility, Inc.

Update to Schedule 3.05(a) of the Second Restated Credit Agreement

Schedule 3.05(a) of the Second Restated Credit Agreement is supplemented to include the following:

I.                                        Real Estate Owned or Leased

The Neiman Marcus Group, Inc. (or “NMG”)

ADDRESS	CITY	STATE	ZIP	LESSOR(S) (IF APPLICABLE)
48400 Seminole Drive Suite #720	Cabazon	CA	92230	CPG Partners, LP
2905 District Ave, Suite 100	Fairfax	VA	22031	Eskridge (E&A), LLC
2315 Post Oak Blvd.	Houston	TX	77056	WMJK, Ltd
2880 Paragon Outlets Dr.	Livermore	CA	94551	Prime Outlets Livermore Valley, LLC
4758 East Mills Circle.	Ontario	CA	91764	Ontario Mills II Limited Partnership
1601 Preston Road, Suite K	Plano	TX	75093	Preston Shepard Retail LP
Fashion Outlet Way, Suite 2085	Rosemont	IL	60018	Fashion Outlets of Chicago, LLC
8058 Tysons Corner Center	McLean	VA	22102	Tysons Corner Holdings LLC
630 Old Country Rd.	Garden City	NY	11530	The Retail Property Trust
1000 South Main Street	Walnut Creek	CA	94596	Macerich Northwestern Associates

450 Centerpoint Blvd.	Pittston	PA	18640	Mericle 325 Research Drive, LLC

Update to Exhibit A of the Security Agreement

Exhibit A of the Security Agreement is updated as follows:

I.             Grantor’s Information

The following rows are deleted:

Name of Grantor	State of Incorporation or Organization	Type of Entity	Organizational Number	Federal Identification Number
Bergdorf Graphics, Inc.	New York	Corporation	NONE	13-2739271
Neiman Marcus Holdings, Inc.	California	Corporation	C0709696	95-2916032
NEMA Beverage Corporation	Texas	Corporation	114018600	75-2323412
NEMA Beverage Holding Corporation	Texas	Corporation	155791300	75-2849264
NEMA Beverage Parent Corporation	Texas	Corporation	155791400	75-2849260
Worth Avenue Leasing Company	Florida	Corporation	P98000080098	04-3435996

II.            Place of Business

The following rows are deleted:

Name of Grantor	Place of Business	Mailing Address
Bergdorf Graphics, Inc.	New York, New York	754 Fifth Avenue New York, NY 10019
Neiman Marcus Holdings, Inc.	Dallas, Texas	1618 Main Street Dallas, TX 75201
NEMA Beverage Corporation	Dallas, Texas	1618 Main Street Dallas, TX 75201
NEMA Beverage Holding Corporation	Dallas, Texas	1618 Main Street Dallas, TX 75201
NEMA Beverage Parent Corporation	Dallas, Texas	1618 Main Street Dallas, TX 75201
Worth Avenue Leasing Company	Dallas, Texas	1618 Main Street Dallas, TX 75201

III.          Locations of Collateral (other than Place of Business listed above)

The following rows are added under “(b) Properties Leased by The Neiman Marcus Group, Inc.”:

Property	Address	Landlord(s) Name(s)
Outlet Stores
Desert Hills Premium Outlets	48400 Seminole Drive Suite #720 Cabazon, CA 92230	CPG Partners, LP
Mosaic District	2905 District Ave, Suite 100 Fairfax, VA 22031	Eskridge (E&A), LLC
Houston Post Oak	2315 Post Oak Blvd. Houston, TX 77056	WMJK, Ltd
Prime Outlets Livermore	2880 Paragon Outlets Dr. Livermore, CA 94551	Prime Outlets Livermore Valley, LLC
Ontario Mills	4758 East Mills Circle. Ontario, CA 91764	Ontario Mills II Limited Partnership
Preston Shepard	1601 Preston Road, Suite K Plano, TX 75093	Preston Shepard Retail LP
Fashion Outlets of Chicago	Fashion Outlet Way, Suite 2085 Rosemont, IL 60018	Fashion Outlets of Chicago, LLC
Tyson’s Corner	8058 Tysons Corner Center McLean, VA 22102	Tysons Corner Holdings LLC
Full Line Stores
Roosevelt Field	630 Old Country Rd. Garden City, NY 11530	The Retail Property Trust
Walnut Creek	1000 South Main Street Walnut Creek, CA 94586	Macerich Northwestern Associates
Warehouse
Mericle Park (ECDC)	450 Centerpoint Blvd. Pittston, PA 18640	Mericle 325 Research Drive, LLC

Update to Exhibit D of the Security Agreement

Exhibit D to the Security Agreement is updated to include the following:

U.S. Trademarks

MARK	Int’l Class	SERIAL NO. REG. NO.	FILED ISSUED	Owner/ Registrant
754	03	85/601,196	04/18/2012	NM Nevada Trust

LAST CALL STUDIO BY	35	85/388,741	08/03/2011	NM Nevada Trust
NEIMAN MARCUS		4,084,074	01/10/2012
MIDDAY DASH	35	85/529,736	01/31/2012	NM Nevada Trust
		4,209,448	9/18/2012
NM LUXURY	35	85/608,140	04/25/2012	NM Nevada Trust
ESSENTIALS
NM ON THE GO	35	85/335,987	06/02/2011	NM Nevada Trust
NMBUZZ	38	85/763,869	10/25/2012	NM Nevada Trust
NMESC	25	85/443,204	10/10/2011	NM Nevada Trust

Foreign Trademarks

China Trademark Applications/Registrations in the name of NM Nevada Trust

Mark	Int’l Class	App./Reg. No.	Filing Status
NEIMAN MARCUS	25	3280328	Registered
NEIMAN MARCUS	18	10293642	Application filed on 12 December 2011 Amendments filed on 23 July 2012 Review filed on 25 October 2012
NEIMAN MARCUS	25	10293640	Application filed on 12 December 2011 Amendment filed on 26 June 2012
NEIMAN MARCUS	35	10293641	Application filed on 12 December 2011 Review filed on 8 October 2012
NEIMANS	18	10293643	Application filed on 12 December 2011 Amendments filed on 23 July 2012
NEIMANS	25	10293655	Application filed on 12 December 2011 Amendment filed on 26 June 2012
NEIMANS	35	10293656	Application filed on 12 December 2011 Instructions to amend specification sent to China Sinda on 29 November 2012
NEIMANS	35	10505674	Application filed on 20 February 2012
NEIMANS	36	10505675	Application filed on 20 February 2012
NEIMANS	39	10505676	Application filed on 20 February 2012
NEIMAN MARCUS	36	10505669	Application filed on 20 February 2012
NEIMAN MARCUS	39	10505670	Application filed on 20 February 2012
(“nai man ma ku si”; Chinese version of NEIMAN MARCUS as used by the media)	3	10652042	Application filed on 21 March 2012
(“nai man ma ku si”; Chinese version of NEIMAN MARCUS as used by the media)	18	10652041	Application filed on 21 March 2012 Amendments filed on 29 November 2012
(“nai man ma ku si”; Chinese version of NEIMAN MARCUS as used by the media)	25	10652040	Application filed on 21 March 2012 Amendments filed on 29 November 2012
(“nai man ma ku si”; Chinese version of	35	10652039	Application filed on 21 March 2012

NEIMAN MARCUS as used by the media)
(“nai man”; NEIMAN in Chinese Characters based on the Chinese version used by the media)	3	10652038	Application filed on 21 March 2012
(“nai man”; NEIMAN in Chinese Characters based on the Chinese version used by the media)	18	10652037	Application filed on 21 March 2012 Amendments filed on 29 November 2012
(“nai man”; NEIMAN in Chinese Characters based on the Chinese version used by the media)	25	10652036	Application filed on 21 March 2012
(“nai man”; NEIMAN in Chinese Characters based on the Chinese version used by the media)	35	10652035	Application filed on 21 March 2012
(“nai man si”; NEIMANS in Chinese Characters based on the Chinese version used by the media)	3	10652034	Application filed on 21 March 2012
(“nai man si”; NEIMANS in Chinese Characters based on the Chinese version used by the media)	18	10652033	Application filed on 21 March 2012
(“nai man si”; NEIMANS in Chinese Characters based on the Chinese version used by the media)	25	10652032	Application filed on 21 March 2012
(“nai man si”; NEIMANS in Chinese Characters based on the Chinese version used by the media)	35	10652031	Application filed on 21 March 2012
(“ni man ma ge”; Chinese version of NEIMAN MARCUS used in the press release)	3	10682113	Application filed on 27 March 2012
(“ni man ma ge”; Chinese version of NEIMAN MARCUS used in the press release)	18	10682112	Application filed on 27 March 2012
(“ni man ma ge”; Chinese version of NEIMAN MARCUS used in the press release)	25	10682111	Application filed on 27 March 2012
(“ni man ma ge”; Chinese version of NEIMAN MARCUS used in the press release)	35	10682110	Application filed on 27 March 2012
	35	10927908	Application filed on 17 May 2012
(“Ni Man” in Chinese Characters)	35	11199013	Application filed on 12 July 2012
(“Ni Man” in Chinese Characters)	9	11359014	Application filed on 16 August 2012
NEIMAN MARCUS	9	11359261	Application filed on 16 August 2012
BERGDORF GOODMAN	25	3013771	Registered
BERGDORF GOODMAN	18	10293638	Application filed on 12 December 2011 Amendments filed on 23 July 2012 Review filed on 8 October 2012
BERGDORF GOODMAN	35	10293639	Application filed on 12 December 2011 Review filed on 8 October 2012
BERGDORF	18	10293657	Application filed on 12 December 2011 Amendments filed on 26 June 2012 Further amendments filed on 19 September 2012
BERGDORF	25	10293658	Application filed on 12 December 2011 Amendments filed on 26 June 2012
BERGDORF	35	10293659	Application filed on 12 December 2011
BERGDORF	35	10505671	Application filed on 20 February 2012
BERGDORF	36	10505672	Application filed on 20 February 2012

BERGDORF	39	10505673	Application filed on 20 February 2012
BERGDORF GOODMAN	36	10505667	Application filed on 20 February 2012
BERGDORF GOODMAN	39	10505668	Application filed on 20 February 2012
(“bo dao fu”; BERGDORF in Chinese characters based on the Chinese version used by the media)	3	10652030	Application filed on 21 March 2012
(“bo dao fu”; BERGDORF in Chinese characters based on the Chinese version used by the media)	18	10652029	Application filed on 21 March 2012
(“bo dao fu”; BERGDORF in Chinese characters based on the Chinese version used by the media)	25	10652028	Application filed on 21 March 2012
(“bo dao fu”; BERGDORF in Chinese characters based on the Chinese version used by the media)	35	10652027	Application filed on 21 March 2012
(“bo dao fu si”; BERGDORFS in Chinese characters based on the Chinese version used by the media)	3	10652026	Application filed on 21 March 2012
(“bo dao fu si”; BERGDORFS in Chinese characters based on the Chinese version used by the media)	18	10652025	Application filed on 21 March 2012
(“bo dao fu si”; BERGDORFS in Chinese characters based on the Chinese version used by the media)	25	10652024	Application filed on 21 March 2012
(“bo dao fu si”; BERGDORFS in Chinese characters based on the Chinese version used by the media)	35	10652023	Application filed on 21 March 2012
(“bo dao fu gu de man”; Chinese version of BERGDORF GOODMAN as used by the media)	25	10652022	Application filed on 21 March 2012
(“bo dao fu gu de man;”; Chinese version of BERGDORF GOODMAN as used by the media)	35	10652021	Application filed on 21 March 2012
	35	10927909	Application filed on 17 May 2012
BERGDORF GOODMAN	25	11186483	Application filed on 10 July 2012
BERGDORF GOODMAN	3	11199012	Application filed on 12 July 2012
BERGDORF GOODMAN	14	11199011	Application filed on 12 July 2012
(BAO GE in Chinese characters)	3	11199003	Application filed on 12 July 2012
(BAO GE in Chinese characters)	14	11199002	Application filed on 12 July 2012
(BAO GE in Chinese characters)	18	11199001	Application filed on 12 July 2012
(BAO GE in Chinese characters)	25	11199000	Application filed on 12 July 2012
(BAO GE in Chinese characters)	35	11198999	Application filed on 12 July 2012
(BAO GE in Chinese characters)	36	11198998	Application filed on 12 July 2012
(BAO GE in Chinese characters)	39	11198997	Application filed on 12 July 2012
	3	11198996	Application filed on 12 July 2012
	14	11198995	Application filed on 12 July 2012
	18	11198994	Application filed on 12 July 2012

	25	11198993	Application filed on 12 July 2012
	36	11198992	Application filed on 12 July 2012
	39	11198991	Application filed on 12 July 2012
BAO GE	3	11199010	Application filed on 12 July 2012
BAO GE	14	11199009	Application filed on 12 July 2012
BAO GE	18	11199008	Application filed on 12 July 2012
BAO GE	25	11199007	Application filed on 12 July 2012
BAO GE	35	11199006	Application filed on 12 July 2012
BAO GE	36	11199005	Application filed on 12 July 2012
BAO GE	39	11199004	Application filed on 12 July 2012
BERGDORF GOODMAN	9	11359015	Application filed on 16 August 2012
	9	11359016	Application filed on 16 August 2012
(BAO GE in Chinese characters)	9	11359017	Application filed on 16 August 2012
BAO GE	9	11359262	Application filed on 16 August 2012

Hong Kong Applications/Registrations in the name of NM Nevada Trust

Mark	Int’l Class	App./Reg. No.	Filing Status
	25	19810069	Registered
NEIMAN MARCUS	42	199406034	Registered
NEIMAN MARCUS	3, 14, 16, 18, 25, 30, 35	302150568	Registered Original certificate of registration sent on 14 November 2012
NEIMANS	3, 14, 16, 18, 25, 30, 35	302150577	Registered Original certificate of registration sent on 14 November 2012
BERGDORF GOODMAN	16, 18, 25, 30, 35	302150595	Registered Original certificate of registration sent on 14 November 2012
BERGDORF	16, 18, 25, 30, 35	302150586	Registered Original certificate of registration sent on 14 November 2012

Update to Exhibit F of the Security Agreement

Exhibit F of the Security Agreement is updated as follows:

The following is deleted:

Grantor	Interest Issued	Record and Beneficial Owner	Percentage
Neiman Marcus Holdings, Inc.	100 shares of Common Stock $1.00 par value	The Neiman Marcus Group, Inc.	100%

The Record and Beneficial Owner of Bergdorf Goodman, Inc. is The Neiman Marcus Group, Inc.

Securities Investment Accounts

The following items are deleted:

Securities Intermediary	Address	Fund Family	Account #
Total Tax-Exempt
JP Morgan Chase Bank, N.A.	2200 Ross Ave, 6th Floor Dallas, TX 75201 Michael Minahan 214-965-2737	[***]	[***]
Taxable
JP Morgan Chase Bank, N.A.	2200 Ross Ave, 6th Floor Dallas, TX 75201 Michael Minahan 214-965-2737	[***]	[***]

The following rows are added:

Securities Intermediary	Address	Fund Family	Account #
Total Tax-Exempt
JP Morgan Chase Bank, N.A.	383 Madison Ave., 3rd Fl. New York, NY 10179 James Griffin 212-834-2300	[***]	[***]
Taxable
JP Morgan Chase Bank, N.A.	383 Madison Ave., 3rd Fl. New York, NY 10179 James Griffin 212-834-2300	[***]	[***]